UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

February 23, 2004
Date of Report
(Date of earliest event reported)

Commission File Number: 0-13351

NOVELL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0393339 (I.R.S. Employer Identification No.)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On February 23, 2004, Novell, Inc. issued a press release to report the company’s financial results for the quarter ended January 31, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP adjusted earnings information in the press release, including adjusted income (loss) from operations, adjusted income (loss) before taxes, adjusted net income (loss), and adjusted diluted net income (loss) per share for the fiscal quarters ended January 31, 2004, October 31, 2003, and January 31, 2003.

We believe the presentation of non-GAAP adjusted earnings information presents a useful performance measure because it enables investors to track and compare the Company’s core operating performance from one reporting period to another and helps investors better understand management’s view of the business. Novell's management also includes non-GAAP financial measures as a component of regular internal operating reports. By making these same measures available in our external reporting, we are able to provide investors with the additional financial measures that management believes reflect its own view of Novell's on-going core business, thus improving investor's ability to assess the future prospects of Novell.

We believe that the presentation of adjusted income (loss) from operations, which excludes restructuring charges, acquisition-related charges, integration charges and long-lived asset impairments, provides useful information to investors regarding our results of operations because these types of charges occur irregularly, are often material, and are not readily capable of being predicted; thus, this presentation shows our core operating performance.

We believe that the presentation of adjusted income (loss) before taxes, which excludes investment write downs, as well as the items discussed above, provides useful information to investors regarding our results of operations because, in addition to the reasons set forth above, the investment write downs are influenced by market valuations, general economic conditions and the performance of the underlying invitees and, consequently, these items do not reflect our day-to-day business operations of delivering software and services to our customers.

We believe that the presentation of adjusted net income (loss) and adjusted diluted net income (loss) per share, which excludes tax adjustments related to the valuation allowance against our net deferred tax assets, as well as the items discussed above, provides useful information to investors regarding Novell’s results of operations because it assists investors in evaluating the overall net effect of the foregoing adjustments.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2004	Novell,Inc. (Registrant) By /s/ Joseph S. Tibbets, Jr. Senior Vice President, Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K:

Exhibit Number Exhibit 99.1	Description Press release of Novell, Inc. dated February 23, 2004.

The Exhibit attached to this form 8-K is incorporated by reference into Item 12 of this Form 8-K and, consistent with the treatment of information set forth in Item 12 of the Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.